UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 6, 2013

Indo Global Exchange(s) Pte, Ltd.
(Exact name of registrant as specified in its charter)

Nevada	000-53438	48-1308991
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Raya Satelit Indah JT 1-2, Surabaya, Indonesia Surabaya – Indonesia
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code:	62 31 7329393 ext. 316

Claridge Ventures, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Name Change

In connection with Claridge Ventures, Inc.’s (the “Company”) receipt of approval from the Financial Industry Regulatory Authority (“FINRA”), FINRA announced that effective August 6, 2013, the Company had changed its name from “Claridge Ventures, Inc.” to “Indo Global Exchange(s) Pte., Ltd.” (the “Name Change”). The Name Change was effected through a merger pursuant to Section 92A.180 of the Nevada Revised Statutes (the “Merger”) of Indo Global Exchange(s) Pte. Ltd., a Nevada corporation and a wholly-owned subsidiary of the Company (the “Subsidiary”), into the Company with the simultaneous name change to Indo Global Exchange(s) Pte. Ltd.  Pursuant to Section 92A.180 of the Nevada Revised Statutes, approval by the Company’s stockholders is not required for a merger of a subsidiary into a parent domestic corporation.

The full text of the Articles of Merger to give effect to the Name Change and the Merger is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Reverse Stock Split

Effective August 6, 2013, after receipt of approval from FINRA,  the Company effected a 1-for-4 reverse stock split together with a corresponding reduction (from 400,000,000 to 100,000,000) in the number of authorized shares of the Company’s common stock (the “Reverse Split”).

The Reverse Split was duly approved by the Board of Directors of the Company on July 24, 2013 without stockholder approval in accordance with the authority conferred by Section 78.207 of the Nevada Revised Statutes.  In accordance with the Reverse Split, the corresponding reduction in the number of authorized shares of the Company’s common stock was effected via filing a Certificate of Change with the Nevada Secretary of State.   The full text of the Certificate of Change is filed herewith as Exhibit 3.2 and incorporated herein by reference.

Pursuant to the Reverse Split, holders of the Company’s common stock are deemed to hold 1 whole post-split share of the Company’s common stock for every 4 shares of the Company’s issued and outstanding common stock as classified immediately prior to the effective date of the Reverse Split.  No fractional shares of the Company’s common stock will be issued in connection with the Reverse Split.  Stockholders who are entitled to a fractional post-split share will receive in lieu thereof 1 whole post-split share. The Company’s post-Reverse Split common stock has a new CUSIP number, 45579B101. The Company’s transfer agent, Holladay Stock Transfer, is acting as exchange agent for the Reverse Split and will send instructions to stockholders regarding the exchange of certificates.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events.

Symbol Change

In connection with the Reverse Split described in Item 5.03 above, FINRA has assigned the Company the new symbol of “CLRVD”, such “D” to be removed 20 business days from the open of business on August 6, 2013, or September 4, 2013.  In connection with the Name Change described in Item 5.03 above, FINRA assigned the Company a new stock symbol, “IGEX,”  with such new symbol to be effective September 4, 2013.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit 3.1	Articles of Merger

Exhibit 3.2	Certificate of Change

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDO GLOBAL EXCHANGE(S) PTE, LTD

Date: August 6, 2013	By:	/s/ John F. O'Shea
Name: John F. O’Shea
Title: President and Chief Executive Officer